SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
May 21, 2004

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Item 5.           Other Events

On May 21, 2004, each of Nortel Networks Corporation (the “Company”) and Nortel Networks Limited (the principal direct operating subsidiary of the Company) received the resignation of Frank Andrew Dunn as a director of each respective company, effective May 21, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/s/ DEBORAH J. NOBLE

Deborah J. Noble
Corporate Secretary

By:	/s/ BLAIR F. MORRISON

Blair F. Morrison
Assistant Secretary

Dated:  May 25, 2004